UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 29, 2015

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree MA	02184
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (b) Departure of Named Executive Officer

On July 29, 2015 Peter Allen resigned as President, Global Plasma at Haemonetics Corporation to pursue other opportunities. Thomas McCurdy, who has served as Vice President, North America Patient Sales since 2010, has been appointed as Mr. Allen's successor, effective immediately.

Item 7.01 Regulation FD Disclosure

The management changes discussed in Item 5.02(b) above do not impact our near term or long term outlook for the Plasma business or for the Plasma end markets.

The above statement should be considered a forward-looking statement which involves risk and uncertainties which are detailed in Haemonetics' filings with the Securities and Exchange Commission, including the risk factors enumerated in its Annual Report on Form 10-K filed May 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: July 30, 2015	By:	/s/ Christopher Lindop
Christopher Lindop, Executive Vice President
and Chief Financial Officer